                                                                   EXHIBIT 10.30

                           SECOND AMENDMENT AGREEMENT

         This Second Amendment Agreement (this "Amendment") dated as of August 11, 1999, is among EOTT Energy Operating Limited Partnership ("Borrower") and Enron Corp. ("Lender") under the Amended and Restated Credit Agreement dated as of December 1, 1998, as amended, among the Borrower and the Lender (the "Agreement"). In consideration of the mutual covenants contained herein, the Borrower and the Lender agree as set forth herein.

         SECTION 1. Amendment to the Agreement

               1.1 Section 10.15. Section 10.15 of the Agreement is hereby amended to read as follow:

               Leverage Ratio. The Borrower shall not permit, at any time, the ratio of its Consolidated Total Liabilities to its Consolidated Tangible Net Worth plus $75,000,000 to be greater than the ratios set below, such applicable ratios to be adjusted pursuant to the effective dates as described below:


                 Effective as of April 1, 1999 to March 31, 2000
                -------------------------------------------------

                WTI Price Per Barrel                        Ratio
                --------------------                        -----
                Less than or equal to $30                    10:1
                Greater than $30                             10:1

                      Effective April 1, 2000 and thereafter
                -------------------------------------------------
                WTI Price Per Barrel                        Ratio
                --------------------                        -----
                Less than or equal to $30                     6:1
                Greater than $30                              7:1

         SECTION 2. Miscellaneous.

               2.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment nor consent to any departure by the Borrower herefrom, shall in any event be effective unless effected in accordance with
         Section 12.11 of the Agreement.

               2.2 Effectiveness. This amendment shall be effective as of April 1, 1999 upon the receipt by the Borrower and the Lender of counterparts of or copies of signature pages of this Amendment executed by the Borrower and the Lender in compliance with Section 12.11 of the Agreement.

               2.3 Representations. The Borrower hereby represents and warrants to the Lenders, after giving effect to this Amendment:

               (i) The representations and warranties contained in Section 8 of the Agreement as amended hereby are correct on and as of the date hereof as though made on and as of the date hereof and;



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Enron Corp.
August 11, 1999
Page 2

              (ii) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

               2.4 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

               2.5 Governing Law; Submission to Jurisdiction; Venue. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS.


                                     EOTT Energy Operating Limited Partnership
                                     By: EOTT Energy Corp., its General Partner


                                     By: /s/ SUSAN RALPH
                                         ---------------------------------------
                                     Name: Susan Ralph
                                           -------------------------------------
                                     Title: Treasurer
                                            ------------------------------------

Agreed to and accepted this 11th
day of August, 1999, by:

Enron Corp.


By: /s/ JEFFREY MCMAHON
    -------------------------------
    Jeffrey McMahon
    Senior Vice President, Finance and Treasurer